SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 26, 2001

ALPHANET SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-27042	22-2554535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7 Ridgedale Avenue, Cedar Knolls, New Jersey	07927
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telphone number, including area code	(973) 267-0088

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events.

On September 26, 2001, AlphaNet Solutions, Inc issued a press release.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit No.	Title

99.1	Press Release dated September 26, 2001.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHANET SOLUTIONS, INC.

WILLIAM S. MEDVE
Date: September 27, 2001	By:_________________________________
William S. Medve Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release dated September 26, 2001.